SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X] Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

MUNIHOLDINGS FLORIDA INSURED FUND MUNIHOLDINGS NEW YORK INSURED FUND, INC. MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. MUNIHOLDINGS FUND, INC. MUNIHOLDINGS FUND II, INC. MUNIHOLDINGS INSURED FUND, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MUNIHOLDINGS FLORIDA INSURED FUND
MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS FUND, INC.
MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS INSURED FUND, INC.
 P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2001 ANNUAL MEETINGS OF STOCKHOLDERS

To Be Held on December 12, 2001

TO THE STOCKHOLDERS OF

MUNIHOLDINGS FLORIDA INSURED FUND,
MUNIHOLDINGS NEW YORK INSURED FUND, INC.,
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.,
MUNIHOLDINGS FUND, INC.,
MUNIHOLDINGS FUND II, INC.,
MUNIHOLDINGS INSURED FUND, INC.

NOTICE IS HEREBY GIVEN that the 2001 Annual Meetings of Stockholders (each a “Meeting” and, collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 12, 2001 at the time specified in Exhibit A for the following purposes:
(1) To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve for the ensuing year; and
(2) To transact such other business as may properly come before the Meeting or any adjournment thereof.
Each Fund’s Board of Directors has fixed the close of business on October 25, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.
A complete list of the stockholders of each Fund entitled to vote at the applicable Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to that Meeting during ordinary business hours from and after November 29, 2001, at the offices of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material, or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at (800) 645-4519.

By Order of the Boards of Directors

ALICE A PELLEGRINO
Secretary
MUNIHOLDINGS FLORIDA INSURED FUND,
MUNIHOLDINGS NEW YORK INSURED FUND, INC., MUNIHOLDINGS NEW JERSEY INSURED FUND, INC., MUNIHOLDINGS FUND, INC.,
MUNIHOLDINGS FUND II, INC.,
MUNIHOLDINGS INSURED FUND, INC.

Plainsboro, New Jersey
Dated: November 9, 2001

COMBINED PROXY STATEMENT
MUNIHOLDINGS FLORIDA INSURED FUND
MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS FUND, INC.
MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2001 ANNUAL MEETINGS OF STOCKHOLDERS

December 12, 2001

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) to be voted at the 2001 Annual Meeting of Stockholders of each Fund (each a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 12, 2001 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is November 13, 2001.

Each Fund is organized as a Maryland corporation, except that MuniHoldings Florida Insured Fund is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock of a Fund or shares of beneficial interest of a Fund are referred to as “Shares,” shares of auction market preferred shares and auction market preferred stock are referred to as “AMPS,” the holders of the outstanding Shares and AMPS are referred to as “Stockholders,” the Board of Directors or Board of Trustees of each of the Funds is referred to as the “Board” or “Board of Directors” and the directors or trustees of each Fund are referred to as “Directors.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to the Funds.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the election of the Director nominees of each Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at the Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on October 25, 2001 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date. This Combined Proxy Statement is being provided to the holders of Shares and AMPS of the Funds.

The Board of each Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The classes of Stockholders solicited and entitled to vote on the proposal are outlined in the following chart.

Item 1
Fund	Class of Stockholders	Election of AMPS Directors	Election of Other Directors
MuniHoldings Florida Insured Fund	Common Stock	No	Yes
MuniHoldings Florida Insured Fund	AMPS	Yes	Yes
MuniHoldings New York Insured Fund, Inc.	Common Stock	No	Yes
MuniHoldings New York Insured Fund, Inc.	AMPS	Yes	Yes
MuniHoldings New Jersey Insured Fund, Inc.	Common Stock	No	Yes
MuniHoldings New Jersey Insured Fund, Inc.	AMPS	Yes	Yes
MuniHoldings Fund, Inc.	Common Stock	No	Yes
MuniHoldings Fund, Inc.	AMPS	Yes	Yes
MuniHoldings Fund II, Inc.	Common Stock	No	Yes
MuniHoldings Fund II, Inc.	AMPS	Yes	Yes
MuniHoldings Insured Fund, Inc.	Common Stock	No	Yes
MuniHoldings Insured Fund, Inc.	AMPS	Yes	Yes

ITEM 1. ELECTION OF DIRECTORS

At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier resignation or removal. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) as follows:

(1) All such proxies of the holders of shares of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

(2) All such proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the six (6) persons designated as Directors to be elected by holders of Shares and AMPS.

The Board of Directors of each Fund knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

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Certain information concerning the nominees is set forth below. Additional information concerning the nominees is set forth in Exhibit A.

To be Elected by Holders of AMPS, Voting Separately as a Class

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships

Charles C. Reilly(1)(2)	70	Self-employed financial consultant since 1990; President and Chief
9 Hampton Harbor Road Hampton Bays, New York 11946		Investment Officer of Verus Capital, Inc. from 1979 to1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

Richard R. West(1)(2)	63	Professor of Finance since 1984, Dean from 1984 to 1993, and
Box 604 Genoa, Nevada 89411		currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander’s Inc. (real estate company).

To be Elected by Holders of Shares and AMPS, Voting Together as a Single Class:

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships

Ronald W. Forbes(1)(2)	61	Professor Emeritus of Finance, School of Business, State University
58 Euclid Avenue Delmar, New York 12054		of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

Terry K. Glenn(1)*	61	Chairman (Americas Region) of Merrill Lynch Investment
P.O. Box 9011 Princeton, New Jersey 08543-9011		Managers, L.P. (“MLIM”) (which terms as used herein includes its corporate predecessor) since 2001; Executive Vice President of FAM and its affiliate MLIM since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. (“FDS”) since 1985.

(footnotes on the following page)

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Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships

Cynthia A. Montgomery(1)(2)	49	Professor, Harvard Business School since 1989; Associate
Harvard Business School Soldiers Field Road Boston, Massachusetts 02163		Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UnumProvident Corporation since 1990 and Director, NewellRubbermaid Company since 1995.

Kevin A. Ryan(1)(2)	69	Founder and currently Director Emeritus of The Boston University
127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467		Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

Roscoe S. Suddarth(1)(2)	66	President, Middle East Institute from 1995 to 2001; Foreign
7403 MacKenzie Court Bethesda, Maryland 20817		Service Officer, United States Foreign Service, from 1961 to1995; Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.

Edward D. Zinbarg(1)(2)	67	Self-employed financial consultant since 1994; Executive Vice
5 Hardwell Road Short Hills, New Jersey 07078-2117		President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

(1)	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM, MLIM or their affiliates act as investment adviser. See “Information Pertaining to Director Nominees” in Exhibit A.
(2)	Member of the Audit and Oversight Committee of each Fund.
*	Interested person, as defined in the Investment Company Act of 1940, as amended, of each Fund.

Audit and Oversight Committee Report. The Board of Directors of each Fund has a standing Audit and Oversight Committee (the “Audit Committee”) which consists of the Directors who are not “interested persons” of that Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and who are “independent” as defined in the New York Stock Exchange listing standards. Currently, Messrs. Forbes, Reilly, Ryan, Suddarth, West and Zinbarg and Ms. Montgomery are members of the Audit Committee. The principal responsibilities of the Audit Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to

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such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. Each Fund’s Board of Directors adopted an Audit Committee Charter at meetings held on June 9, 2000. The Board of Directors of each Fund revised and reapproved the Audit Committee Charter at meetings held on June 5, 2001. A copy of the revised Audit Committee Charter adopted by each Fund is attached to this Combined Proxy Statement as Exhibit B. Each Fund’s Audit Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from the independent auditors for each Fund, and (b) discussed certain matters required to be discussed by Statement on Auditing Standards No. 61 with the independent auditors. Each Fund’s Audit Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

At the June 5, 2001 Audit Committee meetings of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc., the September 4, 2001 Audit Committee meetings of MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. and the October 12, 2001 Audit Committee meetings of MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc., each Fund’s Audit Committee reviewed and discussed the audit of each Fund’s financial statements with Fund management and Deloitte & Touche LLP (“D&T”)in the case of MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. and Ernst & Young LLP (“E&Y”)in the case of MuniHoldings Fund, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc. and MuniHoldings Fund II, Inc. No material concerns arose during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in each Fund’s Annual Report. Based on these reviews and discussions, the Audit Committee recommended to the Board that each Fund’s audited financial statements be included in that Fund’s Annual Report to Stockholders.

Audit Committee and Board Meetings. In addition to the above, each Fund’s Audit Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by stockholders of a Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

During each Fund’s most recently completed fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served. See Exhibit A for further information about Audit Committee and Board meetings.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of each Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission

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(“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons. Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions he holds with FAM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”). Mr. Glenn is the President of each Fund.

Compensation of Directors. FAM, the investment adviser of each Fund, pays all compensation of all officers and all Directors of that Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a “non-affiliated Director”) a combined fee of $2,800 per year plus $150 per in-person Board meeting attended. The Fund also compensates each member of the Audit Committee at a rate of $150 per in-person Audit Commmittee meeting attended. Two Directors serve as Co-Chairmen of each Audit Committee and each receives an additional fee of $1,000 per year. Each Fund reimburses each non-affiliated Director for his or her out-of-pocket expenses relating to attendance at Board and Audit Committee meetings. Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A.

Officers of the Funds. Information relating to the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership. At the Record Date, the Directors and officers of each Fund as a group (14 persons) owned an aggregate of less than 1% of the Shares of the applicable Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Glenn, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation
The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

For MuniHoldings Florida Insured Fund, a quorum consists of a majority of the Shares and AMPS entitled to vote at the Meetings, present in person or by proxy. For the other Funds, a quorum consists of holders of one-third of the Shares and AMPS entitled to vote at the Meetings, present in person or by proxy.

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In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposals are not received from the Stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from Stockholders. Any such adjournment will require the affirmative vote of a majority of the Shares and AMPS of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s Stockholders. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to aid in the solicitation of proxies, at a cost to be borne by each Fund of approximately $3,500 per Fund plus out-of-pocket expenses, which are estimated to be $500 per Fund.

Voting Requirement
All Shares and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the Shares will be voted “FOR” the Director nominees. Assuming a quorum is present, approval of Item 1 will require the affirmative vote of stockholders holding the percentage of shares indicated in the chart below.

Item 1.
Fund	Election of AMPS Directors	Election of other Directors
MuniHoldings Florida Insured Fund	Affirmative vote of a majority of the AMPS represented at the Meeting, voting as a separate class	Affirmative vote of a majority of Shares and AMPS represented at the Meeting, voting together as a single class
MuniHoldings New York Insured Fund, Inc.	Affirmative vote of a plurality of the votes† cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes† cast by the holders of Shares and AMPS, voting together as a single class
MuniHoldings New Jersey Insured Fund, Inc.	Affirmative vote of a plurality of the votes† cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes† cast by the holders of Shares and AMPS, voting together as a single class

MuniHoldings Fund, Inc.	Affirmative vote of a plurality of the votes† cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes† cast by the holders of Shares and AMPS, voting together as a single class
MuniHoldings Fund II, Inc.	Affirmative vote of a plurality of the votes† cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes† cast by the holders of Shares and AMPS, voting together as a single class

MuniHoldings Insured Fund, Inc.	Affirmative vote of a plurality of the votes† cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes† cast by the holders of Shares and AMPS, voting together as a single class

†	“Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

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Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”),holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised the Funds that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Item 1 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the votes on Item 1 for all Funds except MuniHoldings Florida Insured Fund. Abstentions and broker non-votes will have the same effect as a vote against Item 1 for MuniHoldings Florida Insured Fund.

Other Matters
Management knows of no other matters to be presented at the Meetings. However, if other matters are properly presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditor’s Fees
The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s reports to Stockholders; and (ii) all other non-audit services provided to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund. The Audit Committee of each Fund has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors.

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Fund	Independent Auditors	Audit Fees Charged to the Fund	Other Fees*	Fiscal Year
MuniHoldings Florida Insured Fund	D&T	$24,600	$3,436,600	August 31, 2001
MuniHoldings New York Insured Fund, Inc.	D&T	$24,600	$3,435,600	August 31, 2001
MuniHoldings New Jersey Insured Fund, Inc.	E&Y	$36,330	$23,520	July 31, 2001
MuniHoldings Fund, Inc.	E&Y	$36,330	$23,520	April 30, 2001
MuniHoldings Fund II, Inc.	E&Y	$36,330	$23,520	July 31, 2001
MuniHoldings Insured Fund, Inc.	E&Y	$36,330	$23,520	April 30, 2001

*	Includes fees billed for non-audit services rendered to each Fund, FAM and any entity controlling, controlled by, or under, Common Control with FAM, during the year ended December 31, 2000.

Address of Investment Adviser
The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery
Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year and a copy of its most recent semi-annual report to any stockholder upon request. Such requests should be directed to the applicable Fund. Requests for information about a Fund should be directed to P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-MER-FUND.

Stockholder Proposals
If a Stockholder of any Fund intends to present a proposal at the 2002 Annual Meeting of Stockholders of such Fund, all of which are anticipated to be held in December 2002 except those of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc., which are anticipated to be held in August 2002, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices of the appropriate Fund by July 15, 2002 in the case of all of the Funds except MuniHoldings Funds, Inc. and MuniHoldings Insured, Inc., in which case the stockholder must deliver the proposal to the offices of the appropriate Fund by March 15, 2002. Any Stockholder of a Fund who desires to bring a proposal at the Fund’s 2002 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the respective Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536) by July 15, 2002 or March 15, 2002, as applicable.

By Order of the Board of Directors

ALICE A. PELLEGRINO
Secretary
MUNIHOLDINGS FLORIDA INSURED FUND,
MUNIHOLDINGS NEW YORK INSURED FUND, INC.,
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.,
MUNIHOLDINGS FUND, INC.,
MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS INSURED FUND, INC.
Dated: November 9, 2001

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EXHIBIT A

Defined Terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit A is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term Used in this Exhibit A	Fiscal Year End	State of Organization	Meeting Time
MuniHoldings Florida Insured Fund	MH FL	8/31	MA	9:20 a.m.
MuniHoldings New York Insured Fund, Inc.	MH NY	8/31	MD	9:40 a.m.
MuniHoldings New Jersey Insured Fund, Inc.	MH NJ	7/31	MD	10:00 a.m.
MuniHoldings Insured Fund, Inc.	MH Ins. Fund	4/30	MD	10:20 a.m.
MuniHoldings Fund, Inc.	MH Fund	4/30	MD	11:40 a.m.
MuniHoldings Fund II, Inc.	MH Fund II	7/31	MD	12:00 p.m.

	Shares Outstanding as of the Record Date
Fund	Shares	AMPS
MH FL	37,628,592	14,530
MH NY	30,784,615	12,520
MH NJ	21,038,614	8,120
MH Fund	13,795,227	4,400
MH Fund II	11,073,334	3,480
MH Ins. Fund	12,867,541	5,360

As of the Record Date, none of the Director/Trustee nominees held Shares or AMPS of the Funds, except as set forth in the table below.

Nominee	Fund	No. of Shares held	Percent of Class
Ronald W. Forbes	MuniHoldings Fund, Inc.	641.2812 Common Shares	0.00%*
	MuniHoldings Fund II, Inc.	1,088.4577 Common Shares	0.00%*
	MuniHoldings New York Insured Fund, Inc.	708.8515 Common Shares	0.00%*
Edward D. Zinbarg	MuniHoldings New Jersey Insured Fund, Inc.	14 Shares of Auction Market Preferred Stock	0.00%*

*	Less than .01% of the Class.

Information Pertaining to Director Nominees

	Year in Which Nominee of Each Fund Became a Member of the Board
Fund	Forbes	Glenn	Montgomery	Reilly	Ryan	Suddarth	West	Zinbarg
MH FL	1997	1999	1997	1997	1997	2000	1997	2000
MH NY	1997	1999	1997	1997	1997	2000	1997	2000
MH NJ	1998	1999	1998	1998	1998	2000	1998	2000
MH Fund	1997	1999	1997	1997	1997	2000	1997	2000
MH Fund II	1998	1999	1998	1998	1998	2000	1998	2000
MH Ins. Fund	1997	1999	1997	1997	1997	2000	1997	2000

Set forth in the following table is information regarding Board and Audit and Oversight (the “Audit Committee”) Committee meetings held, current annual and per meeting fees paid to each non-affiliated Director and the aggregate fees and expenses paid by each Fund to the non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Board of Directors			Audit Committee
Fund	Number of Meetings Held*	Annual Fee($)	Per Meeting Fee($)**	Number of Meetings Held*	Annual Fees($)	Per Meeting Fee($)***	Aggregate Fees and Expenses($)
MH FL Ins. Fund	4	1,400	150	4	1,400	150	28,375
MH NY Ins. Fund	4	1,400	150	4	1,400	150	28,847
MH NJ Ins. Fund	4	1,400	150	4	1,400	150	28,339
MH Fund	4	1,400	150	4	1,400	150	27,164
MH Fund II	4	1,400	150	4	1,400	150	28,308
MH Ins. Fund	4	1,400	150	4	1,400	150	27,245

*	Includes meetings held via teleconferencing equipment.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Mr. Forbes and Mr. Reilly are Co-Chairmen of the Audit Committee, each receiving an additional $1,000 annually.

Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Compensation Paid by each Fund($)*
Fund	Forbes	Montgomery	Reilly	Ryan	Suddarth	West	Zinbarg
MH FL	4,300	3,800	4,300	3,800	3,800	3,800	3,800
MH NY	4,300	3,800	4,300	3,800	3,800	3,800	3,800
MH NJ	4,300	3,800	4,300	3,800	3,800	3,800	3,800
MH Fund	4,200	3,700	4,200	3,700	3,467	3,700	3,467
MH Fund II	4,300	3,800	4,300	3,800	3,800	3,800	3,800
MH Ins. Fund	4,200	3,700	4,200	3,700	3,467	3,700	3,467

*	No pension or retirement benefits are accrued as part of Fund expenses.

A-2

Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/MLIM Advised Funds”), including the Funds, to the non-affiliated Directors for the year ended December 31, 2000.

Name of Director	Aggregate Compensation Paid to Directors by FAM/MLIM Advised Funds($)(1)
Ronald W. Forbes	295,008
Cynthia A. Montgomery	264,008
Charles C. Reilly	352,050
Kevin A. Ryan	264,008
Roscoe S. Suddarth	193,977
Richard R. West	373,000
Edward D. Zinbarg	242,435

(1)	The Directors serve on the boards of FAM/ MLIM Advised Funds as follows: Mr. Forbes (49 registered investment companies consisting of 57 portfolios); Ms. Montgomery (49 registered investment companies consisting of 57 portfolios); Mr. Reilly (49 registered investment companies consisting of 57 portfolios); Mr. Ryan (49 registered investment companies consisting of 57 portfolios); Mr. Suddarth (49 registered investment companies consisting of 57 portfolios); Mr. West (53 registered investment companies consisting of 70 portfolios) and Mr. Zinbarg (49 registered investment companies consisting of 57 portfolios).

Information Pertaining to Officers

Set forth below is information regarding the executive officers of the Funds.

			Officer Since
Name and Biography	Age	Office	MH FL	MH NY	MH NJ	MH Fund	MH Fund II	MH Ins. Fund
Terry K. Glenn	61	President*	1997	1997	1998	1997	1998	1997
Chairman (Americas Region) of MLIM since 2001; Executive Vice President of MLIM and its affiliate FAM since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988; Director of FDS since 1985.

*	Terry K. Glenn served as Executive Vice President until he was elected President in 1999.

A-3

			Officer Since
Name and Biography	Age	Office	MH FL	MH NY	MH NJ	MH Fund	MH Fund II	MH Ins. Fund
Vincent R. Giordano	57	Senior	1997	1997	1998	1997	1998	1997
Managing Director of MLIM since 2000; Senior Vice President of FAM and MLIM from 1984 to 2000; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.		Vice President

Kenneth A. Jacob	50	Vice	1997	1997	1998	1997	1998	1997
First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.		President

Donald C. Burke	41	Vice	1997	1997	1998	1997	1998	1997
First Vice President of MLIM and FAM since 2000; Treasurer		President Treasurer	1999	1999	1999	1999	1999	1999
of MLIM and FAM since 1999; Senior Vice President of MLIM and FAM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999.

Robert A. DiMella, CFA	35	Vice	—	—	—	1997	1998	1998
Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.		President

Robert D. Sneeden	48	Vice	1997	1999	1998	—	—	—
Assistant Vice President and Portfolio Manager of MLIM since 1994; Vice President of Lehman Brothers from 1990 to 1994.		President

A-4

Officer Since
Name and Biography	Age	Office	MH FL	MH NY	MH NJ	MH Fund	MH Fund II	MH Ins. Fund
Alice A. Pellegrino	41	Secretary	2001	2001	2001	2001	2001	2001
Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

A-5

EXHIBIT B

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS/TRUSTEES

Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto, has adopted the following audit committee charter:

I. Composition of the Audit Committee
The Audit Committee shall be composed of at least three Directors/Trustees:
(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;
(b)	each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;
(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;
(d)

each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

II. Purposes of the Audit Committee
The purposes of the Audit Committee are to assist the Board of Directors/Trustees:
(a)

in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;

(b)	in its oversight of the Fund’s financial statements and the independent audit thereof; and
(c)	in acting as a liaison between the Fund’s independent accountants and the Board of Directors/Trustees.

The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

B-1

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)

to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

(b)

to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(c)

to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;

(d)	to review the fees charged by independent accountants for audit and other services;

(e)	to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;

(f)

to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(g)

to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(h)

to report to the Board of Directors/Trustees regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;

(i)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees;

B-2

(j)	to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

(k)

to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

(l)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

(m)	to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

The independent accountants for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee. The Board of Directors/Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV. Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Outside Resources and Assistance from Fund Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Adopted June 9, 2000 As revised: April 5, 2001

B-3

Appendix A
Debt Strategies Fund, Inc.
Mercury Senior Floating Rate Fund, Inc.
Merrill Lynch Senior Floating Rate Fund, Inc.
Merrill Lynch Senior Floating Rate Fund II, Inc.
MuniHoldings Fund, Inc.
MuniHoldings Fund II, Inc.
MuniHoldings Florida Insured Fund
MuniHoldings Insured Fund, Inc.
MuniHoldings New Jersey Insured Fund, Inc.
MuniHoldings New York Insured Fund, Inc.
MuniVest Fund, Inc.
MuniVest Fund II, Inc.
Senior High Income Portfolio, Inc.

B-4

COMMON SHARES

MUNIHOLDINGS FLORIDA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of MuniHoldings Florida Insured Fund (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Shareholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

AUCTION MARKET PREFERRED SHARES

MUNIHOLDINGS FLORIDA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Shares of MuniHoldings Florida Insured Fund (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Shareholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Shares in the same proportion as votes cast by holders of shares of Auction Market Preferred Shares who have responded to this proxy solicitation.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

COMMON STOCK

MUNIHOLDINGS NEW YORK INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS NEW YORK INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock in the same proportion as votes cast by holders of shares of Auction Market Preferred Stock who have responded to this proxy solicitation.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

COMMON STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock in the same proportion as votes cast by holders of shares of Auction Market Preferred Stock who have responded to this proxy solicitation.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

COMMON STOCK

MUNIHOLDINGS FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Fund, Inc. (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Fund, Inc. (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock in the same proportion as votes cast by holders of shares of Auction Market Preferred Stock who have responded to this proxy solicitation.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

COMMON STOCK

MUNIHOLDINGS FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Fund II, Inc. (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Fund II, Inc. (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock in the same proportion as votes cast by holders of shares of Auction Market Preferred Stock who have responded to this proxy solicitation.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

COMMON STOCK

MUNIHOLDINGS INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 25, 2001 at the Annual Meeting of Stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Sign, date and return this Proxy Card promptly using the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock in the same proportion as votes cast by holders of shares of Auction Market Preferred Stock who have responded to this proxy solicitation.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X__________________________________________________________
Signature

X __________________________________________________________
Signature if held jointly